North Square Preferred and Income Securities Fund (the “Fund”)
Class I: ORDNX

Supplement dated March 30, 2022 to the Prospectus, dated January 11, 2022

This supplement serves as notification of the following change:

Effective April 27, 2022 (the “Effective Date”), the Fund will make distributions of net investment income on a monthly basis. Prior to the Effective Date, distributions were made quarterly.

The first paragraph of the section entitled “Dividends and Distributions” is amended and restated as follows:

The North Square Preferred and Income Securities Fund will make distributions of net investment income monthly. The other Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. A Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.